UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                  FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  October 17, 1995


                         COCA-COLA ENTERPRISES INC.
          (Exact name of registrant as specified in its charter)



  Delaware                         01-09300                    58-0503352
 (State of                   (Commission File No.)          (IRS Employer
Incorporation)                                             Identification No.)




                  One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313 (Address of principal executive offices, including zip code)

                                  (404) 676-2100
             (Registrant's telephone number, including area code)




















                                                          Page 1 of 7 pages
                                                          Exhibit Index page 4

Item 5.    Other Events
-------    ------------
           Coca-Cola Enterprises Inc. (the "Company") files herewith its Condensed Consolidated Statements of Operations, reporting the Company's financial results for the third quarter and first nine months of 1995, including a summary of key financial information.


Item 7.    Financial Statements and Exhibits
-------    ---------------------------------
           (c) Exhibits.


           99 Condensed Consolidated Statements of Operations (unaudited) of the Company, reporting financial results for the third quarter and first nine months of 1995, including a summary of key financial information.

                     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COCA-COLA ENTERPRISES INC.
                                          (Registrant)


                                              LOWRY F. KLINE
Date:  October 17, 1995                   By:----------------------------------
                                              Lowry F. Kline
                                              General Counsel

                            COCA-COLA ENTERPRISES INC.

                                  EXHIBIT INDEX


Exhibit No.                                                         Page
-----------                                                         ----

    99          Condensed Consolidated Statements of Operations       5
                (unaudited) of the Company, reporting financial results for the third quarter and first nine months of 1995, including a summary of key financial information.